UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TAURIGA SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TAURIGA SCIENCES, INC.

39 Old Ridgebury Road, Suite C4

Danbury, Connecticut 06180

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 27, 2015

To the stockholders of Tauriga Sciences, Inc.:

The Special Meeting of Stockholders of Tauriga Sciences, Inc. (the “Company”) will be held at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York 10022 on July 27, 2015, at 1:00 P.M., Eastern Standard Time, for the following purposes:

1. To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 1,000,000,000 shares to 2,500,000,000 shares (the “Proposal”); and

2. To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote to approve the Proposal.

Only stockholders of record at the close of business on June 29, 2015 are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Special Meeting, we encourage you to vote your shares as soon as possible. Please sign, date and mail the included proxy card in the envelope provided. It is important that your shares be represented at the Special Meeting, whether your holdings are large or small.

By Order of the Board of Directors,

Seth M. Shaw,
Chief Executive Officer
and Chairman of the Board of Directors

July 17, 2015

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders Meeting To Be Held On July 27, 2015.

Our Proxy Statement for the Special Meeting and Annual Report to Stockholders for fiscal year ended 2014 are available on Tauriga Sciences, Inc.’s website at www.taurigasciences.com under “Investor.”

You may also request hard copies of these documents free of charge by writing to:

Tauriga Sciences, Inc.

39 Old Ridgebury Road, Suite C4

Danbury, Connecticut 06180

Attention: Corporate Secretary

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Table of Contents

General Information	4
Information About the Special Meeting	4
Voting Procedures	5
Other	7
Proposal: Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 1,000,000,000 to 2,500,000,000	8
Securities Beneficially Owned by Management and Principal Stockholders	11
Householding of Meeting Materials	12
Availability of Certain Documents	12
Other Matters	12

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TAURIGA SCIENCES, INC.

39 Old Ridgebury Road, Suite C4

Danbury, Connecticut 06180

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 27, 2015

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders to be held on July 27, 2015 at 1:00 P.M., Eastern Standard Time, at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York 10022 and at any adjournments of the Special Meeting.

All stockholders may view and print the Proxy Statement as well as submit a proxy via the Internet at http://www.viewproxy.com/tauriga/2015sm.

This Notice of Proxy Statement and Form of Proxy for Tauriga Sciences, Inc. is being first sent to shareholders on or about July 17, 2015, provided that such shareholders have elected to receive these materials by mail. The record date established by the Company for purposes of determining the number of outstanding shares of common stock of the Company has been fixed at June 29, 2015 (the “Record Date”).

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the approval of the Company’s proposal to amend the Articles of Incorporation of the Company by amending the first paragraph of Article SECOND thereof to provide that the number of authorized shares of common stock of the Company shall be 2,500,000,000, having a par value $0.001 per share.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

July 27, 2015, 1:00 P.M. Eastern Standard Time.

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York 10022.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the Special Meeting and any adjournment or adjournments of the Special Meeting, the Company’s shareholders will be asked to consider and act upon a proposal to change the number of authorized shares of common stock of the Company to 2,500,000,000, par value $0.001 per share.

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WHO CAN VOTE?

Only holders of record of the Company’s common stock at the close of business on June 29, 2015, the Record Date, will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting. You are entitled to one vote for each share of common stock held on that record date on each matter submitted for a vote of the shareholders. On June 29, 2015, there were 929,825,993 shares of the Company’s common stock outstanding and entitled to vote.

WHAT IS THE PURPOSE OF THE INCREASE IN AUTHORIZED CAPITAL STOCK?

The increase in authorized common stock to 2,500,000,000 shares is necessary in order to create the legal authority for the Company to be able to issue sufficient additional shares in the future for equity investment, debt reduction, corporate acquisitions, employee retention incentives, and for other general corporate purposes.

WHY DID I RECEIVE NOTICE OF INTERNET AVAILABILITY?

The Securities and Exchange Commission adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials on the Internet, so that shareholders may view the proxy materials there.

HOW CAN I VOTE WITHOUT ATTENDING THE SPECIAL MEETING?

There are two methods for registered stockholders to direct their vote by proxy without attending the Special Meeting:

● Submit your proxy by Internet. You can submit your proxy via the Internet. The website address for Internet voting is provided on your Tauriga proxy card. You will need to use the control number appearing on your Tauriga proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 26, 2015. Internet voting is available 24 hours a day. If you submit your proxy via the Internet you do NOT need to return a proxy card.

● Vote by Mail. You can submit your proxy by marking, dating and signing the Proxy Card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Proxies should not be sent by the stockholder to the Company. Please instead use the pre-addressed, postage-paid envelope that is provided.

If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet.

HOW CAN I CHANGE MY VOTE?

Registered stockholders can revoke their proxy at any time before it is voted at the Special Meeting by either:

● Submitting another timely, later-dated proxy by Internet or mail;

● Delivering timely written notice of revocation to our Company’s Corporate Secretary, Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Suite C4, Danbury, Connecticut 06180; or

● Attending the Special Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Special Meeting.

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WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to the Amended and Restated Articles of Incorporation of the Company to fix authorized capital stock at 2,500,000,000, par value $0.001.

WHAT CONSTITUTES A “QUORUM” FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting present or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the Special Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions and broker non-votes count as “shares present” at the Special Meeting for purposes of determining a quorum. However, abstentions, withholding of a vote and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES AM I ENTITLED TO CAST?

You are entitled to cast one vote for each share of common stock you own on the record date, on each matter brought before a vote of the shareholders at the Special Meeting.

HOW MANY VOTES ARE REQUIRED TO AUTHORIZE THE AMENDMENT OF THE ARTICLES TO CHANGE AUTHORIZED CAPITAL STOCK TO 2,500,000,000 SHARES?

On June 29, 2015, the record date for determination of shareholders entitled to vote at the Special Meeting, there were issued and outstanding and entitled to vote 929,825,993 shares of our common stock. The holders of a majority of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting. Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

Pursuant to Section 607.0725 of the Florida Statutes, shareholder approval of an action is made by the approval of a majority of the votes in attendance at a meeting at which a quorum (constituting a majority of the votes entitled to be cast on the matter) is present.

Thus, the proposal to approve the Amendment to the Amended and Restated Articles of Incorporation of the Company to change the authorized common stock to 2,500,000,000 shares requires the affirmative vote of at least a majority of the votes present and in attendance at the Special Meeting, provided a quorum is present.

DISSENTER’S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposals described in this Proxy Statement for which Florida law, the Company’s Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Thus, there are no Dissenter’s Rights involved.

OTHER MATTERS.

The Company’s Board of Directors knows of no other business which will be presented for consideration at the Special Meeting other than those matters described above. However, if any other business should come before the Special Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

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WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will bear the costs of soliciting proxies. In addition to solicitations by independent companies we may employ, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, the Company will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and the Company will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Other

The proxies are solicited by the board of directors of the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of common stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

The date of this Proxy Statement is July 17, 2015.

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PROPOSAL

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 1,000,000,000 SHARES TO 2,500,000,000 SHARES

Our Articles of Incorporation currently authorizes 1,000,000,000 shares of common stock.

The Board of Directors has unanimously approved and adopted, subject to stockholder approval, an Amendment to our Articles of Incorporation, providing for an increase in the authorized number of shares of common stock from 1,000,000,000 to 2,500,000,000 shares. The following is the text of the proposed amendment to the first paragraph of Article SECOND of the Articles of Incorporation:

FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 2,500,000,000 shares of common stock, $0.001 par value.

As of June 29, 2015, the record date for our special meeting, there were 929,825,993 shares of common stock outstanding, held by approximately 1,201 stockholders of record. Our common stock in trade on the OTCQB under the symbol “TAUG.” On July 13, 2015, our common stock closed at a price of $0.0047.

If this Proposal is approved by our stockholders, the Amendment to our Articles of Incorporation will become effective upon the filing of a Articles of Amendment with the Florida Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

Current Obligations of the Company to Issue Shares

Group 10 Holdings Convertible Note Financing

On July 14, 2015, the Company entered into a Convertible Debenture with Group 10 Holdings, LLC (“Group 10”) in the principal amount of $96,000 with a maturity date of July 14, 2016 (the “Group 10 Note”). The Company received gross proceeds of $80,000 under the Group Note. The proceeds from the Group 10 Note were used for the payment under the Final Settlement Agreement. The Company granted Group 10 15,000,000 commitment shares of common stock in consideration of the Group 10 Note.

Pursuant to the terms of the Group 10 Note, at any time Group 10 may convert any principal and interest due to it at the lesser of (a) 40% discount to the lowest closing bid price of the common stock for the twenty trading days prior to the conversion notice or (b) $0.005. Additionally, the discounts will be adjusted on a ratchet basis in the event the Company offers a more favorable discount rate or look-back period to a third party during the term of the Group 10 Note.

The Company may prepay the amounts under the Group 10 Note as follows: (i) if prepaid within thirty days, the Company must pay a 25% premium on all principal and interest outstanding, (ii) if prepaid after thirty days but before the one hundred and seventy-nine day, the Company must pay a 35% premium on all principal and interest outstanding and (ii) if prepaid after one hundred and seventy-nine days but before the one hundred and eighty day, the Company must pay a 45% premium on all principal and interest outstanding.

The Company agreed to reserve 200,000,000 shares of its common stock to satisfy its obligations under the Group 10 Note. This reserve will be increased to three times the number of share of common stock upon the approval of the Company’s stockholders of an increase in the number of authorized shares of common stock.

Based on the Company’s closing stock price of $0.0047 on July 13, 2015 and the 40% discount, the Company would be required to issue an additional 34,042,553 shares of its common stock under the Group 10 Note. If the Company’s stock price continues to fall, this amount will increase, perhaps substantially and cause additional significant dilution.

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20% Discount Stock Purchase Agreements

On June 1, 2015, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with various accredited investors for the sale of certain debentures with aggregate gross proceeds to the Company of $123,000. The proceeds from the Purchase Agreement were used for the payment under the Final Settlement Agreement. Pursuant to the terms of the Purchase Agreement, the investors were granted 12,300,000 commitment shares of common stock.

Additionally, the Company must repay the amounts raised under the Purchase Agreement prior to December 1, 2015 except as described below. The Purchase Agreement provides the Company with the following prepayment options: (i) if prepaid prior to August 31, 2015, the Company must pay each investor the amount invested plus a 10% premium and (ii) if prepaid after August 31, 2015 but prior to December 1, 2015, the Company must pay each investor the amount invested plus a 20% premium. In the event the Company has not repaid the amounts as described above, on December 1, 2015 the Company has the option to convert all amounts raised under the Purchase Agreements into shares of common stock based on a 20% discount to the Company’s VWAP (as defined in the Purchase Agreement) for the three Trading Days (as defined in the Purchase Agreement) prior to December 1, 2015.

Based on the Company’s closing stock price of $0.0047 on July 13, 2015 and the 20% discount, the Company would be required to issue an additional 32,712,766 shares of its common stock under the Purchase Agreement. If the Company’s stock price continues to fall, this amount will increase, perhaps substantially and cause additional significant dilution.

Union Convertible Note Financing

In addition to the Purchase Agreement, on June 1, 2015 the Company entered into a Securities Purchase Agreement (the “Union Purchase Agreement”) with Union Capital, LLC (“Union”) for the purchase of a 7% Convertible Redeemable Note in the principal amount of $104,000 with a maturity date of June 1, 2016 (the “Union Note”). The Company received gross proceeds of $100,000 under the Union Note. The proceeds from the Union Note were used for the payment under the Final Settlement Agreement. The Company granted Union 12,500,000 commitment shares of common stock in consideration of the Union Note.

Pursuant to the terms of the Union Note, at any time Union may convert any principal and interest due to it at a 20% discount to the lowest closing bid price of the common stock for the five trading days prior to the conversion notice. Additionally, the discounts will be adjusted on a ratchet basis in the event the Company offers a more favorable discount rate or look-back period to a third party during the term of the Union Note. Union will not be allowed to convert into shares of common stock that would result in it beneficially owning more than 9.99% of the Company’s issued and outstanding common stock.

The Company may prepay the amounts under the Union Note as follows: (i) if prepaid within ninety days, the Company must pay a 15% premium on all principal and interest outstanding and (ii) if prepaid after ninety days but before the one hundred and eighty-one day, the Company must pay a 30% premium on all principal and interest outstanding.

The Company agreed to reserve 33,000,000 shares of its common stock to satisfy its obligations under the Union Note. This reserve will be increased to three times the number of share of common stock upon the approval of the Company’s stockholders of an increase in the number of authorized shares of common stock. The Company agreed to call this special meeting solely for the purpose of increasing the Company’s authorized shares of common stock.

Based on the Company’s closing stock price of $0.0047 on July 13, 2015 and the 20% discount, the Company would be required to issue an additional 27,659,574 shares of its common stock under the Union Note. If the Company’s stock price continues to fall, this amount will increase, perhaps substantially and cause additional significant dilution.

In the event Union Capital exercises its anti-dilution rights as a result of the Group 10 Note, it would have a right to increase its discount to 40%, which would result in an issuance of 36,879,433 shares of the Company common stock, or 9,219,859 more shares of the Company’s common stock that it would have initially been entitled. The Company plans to request that Union waive this anti-dilution right.

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Miscellaneous

On January 28, 2014, the Company issued warrants to purchase shares of common stock in connection with the acquisition of Pilus Energy, LLC (“Pilus”) to various members of Pilus. As of the date of this Proxy, warrants to purchase 77,303,529 shares of common stock remain outstanding at an exercise price of $0.02. The warrants are exercisable until January 28, 2021. The Company does not expect any of these warrants to be exercised unless and until the Company’s stock price increases above $0.02.

Additionally, on July 9, 2014 and as more fully explained in the beneficial ownership table below, the Board of Directors granted a contingent issuance of (i) 60,500,000 shares of the Company’s common stock to certain members of the management team and Board of Directors and (ii) 18,000,000 shares of the Company’s common stock to a former employee of the Company. Each of these issuances will occur if and only if the authorized increase in the number of shares discussed in this Proxy is approved.

Future Issuances of Shares by the Company

Although and except as set forth above and in the beneficial ownership table set forth below, the Company does not have any plans, proposals or arrangements, written or otherwise, to issue additional shares of common stock. The Board of Directors believes it is desirable for our Company to have the flexibility to issue additional shares of common stock in excess of the amount which is currently authorized without further stockholder action. The Board believes that the availability of such additional shares will provide our Company with the flexibility to (i) issue common stock for possible future financings, stock dividends, acquisitions, repayment of indebtedness or stock option plans, (ii) provide liquidity for funding possible acquisitions or other strategic investments, or (iii) issue common stock for other general corporate purposes that may be identified in the future by the Board. While the Board of Directors continually considers our capital structure and various financing alternatives, the Board has no commitments to issue any additional shares of common stock at this time. The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in the future in connection with our capital structure and financing needs.

As is the case with the current authorized but unissued shares of common stock, the additional shares of common stock authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or other rules to which we might be subject. Under Florida law, stockholders who do not vote for this Proposal are not entitled to appraisal rights with respect to their shares of common stock.

The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ voting power. Our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership interest in the Company.

If we issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance would have a dilutive effect on the voting power and could have a dilutive effect on the earnings per share of the Company’s currently outstanding shares of common stock. Additionally, the Company has no current intention of using additional shares of common stock as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

The affirmative vote of holders of fifty percent (50%) of all outstanding shares of common stock entitled to vote thereon and present at the meeting assuming quorum is achieved will be required for the approval of the Proposal.

The Board recommends a vote FOR the Proposal to amend our Articles of Incorporation.

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SECURITIES BENEFICIALLY OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 13, 2015, including:

●	each person or entity who is known by us to own beneficially more than 5% of any class of outstanding voting securities;

●	each named executive officer and each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains an address c/o Tauriga Sciences, Inc., 39 Old Ridgebury Road, Suite C4, Danbury, Connecticut 06180.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after July 13, 2015 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

Name	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock
Non-employee Directors:
Michael J. Brennan, M.D., Ph.D. (1)	1,000,000		*
Hingge Hsu, M.D., M.B.A. (2)	1,400,000		*
David L. Wolitzky (3)	9,500,000		1.06%

Named Executive Officers:
Seth M. Shaw, Chief Executive Officer and Director (4)	3,890,000		*
Ghalia Lahlou, Interim Chief Financial Officer (5)	1,485,000		*
Dr. Stella M. Sung (6)	26,690,000		2.99%

All directors and named executive officers as a group (5 persons)	43,965,000	(7)	4.49%

* Denotes less than 1%.

(1) On July 10, 2015, Dr. Brennan resigned as a member of the Board of Directors. In consideration of his efforts as a member of the Board of Directors, Mr. Brennan was granted a contingent issuance of 5,000,000 shares of the Company’s common stock. This issuance will occur if and only if the authorized increase in the number of shares discussed in this Proxy is approved.

(2) On July 9, 2015, Dr. Hsu was granted a contingent issuance of 5,000,000 shares of the Company’s common stock. This issuance will occur if and only if the authorized increase in the number of shares discussed in this Proxy is approved.

(3) On July 9, 2015, Dr. Wolitzky was granted a contingent issuance of 7,500,000 shares of the Company’s common stock. This issuance will occur if and only if the authorized increase in the number of shares discussed in this Proxy is approved.

(4) On July 10, 2015, Mr. Shaw was appointed as the Company’s Chief Executive Officer and as the Chairman of the Board of Directors.

(5) On July 10, 2015, Ms. Lahlou was appointed as the Company’s Interim Chief Financial Officer.

(6) On July 9, 2015, Dr. Sung resigned as the Company’s Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors. In consideration of her efforts on behalf of the Company, Dr. Sung was granted a contingent issuance of 43,000,000 shares of the Company’s common stock. This issuance will occur if and only if the authorized increase in the number of shares discussed in this Proxy is approved.

(7) In the event each of the contingent issuances set forth above occurs, this number would increase by 60,500,000 shares, or an aggregate of 104,465,000 equal to approximately 11.24% of the current total outstanding number of shares of common stock.

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HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Suite C4, Danbury, Connecticut 06180, we will provide copies of these materials.

AVAILABILITY OF CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investor Relations page of our corporate website at www.taurigasciences.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Suite C4, Danbury, Connecticut 06180. Such information is also available under the Investor Relations section of our website and from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THE PROXY STATEMENT, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER MATTERS

The Board of Directors does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Stockholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

Whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed stamped envelope.

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